UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2011
Commission file number 001-33606

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA (State or other jurisdiction of incorporation or organization)	98-0501001 (I.R.S. Employer Identification No.)
29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Beginning on February 28, 2011, Validus Holdings, Ltd. (the “Company”) will present the updated Investor Presentation attached to this Current Report on Form 8-K/A as Exhibit 99.1 to various investors. The information in the attached presentation has been updated to reflect additional peer company information that has been made available since the previously furnished fourth quarter 2010 investor presentation was furnished as part of the Company’s Current Report on Form 8-K on February 15, 2011. The presentation attached to this Current Report on Form 8-K/A as Exhibit 99.1 is incorporated herein by reference.
     The information in this Current Report on Form 8-K/A, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 25, 2011

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	President & Chief Financial Officer